UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2017

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4553 Glencoe Avenue, Suite 300

Los Angeles, CA 90292

(Address, including zip code, of principal executive offices)

(310) 437-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01                                           Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 15, 2017, Global Eagle Entertainment Inc. (the “Company” or “we”) received a notification from the Listing Qualifications Department of The NASDAQ Stock Market LLC (“NASDAQ”) stating that the Company is in continued non-compliance with NASDAQ Listing Rule 5250(c)(1) because it has not yet filed its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2017 and remains delinquent in filing its Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the “Annual Report”).  The NASDAQ letter has no immediate effect on the listing of the Company’s common stock on The NASDAQ Capital Market.

On May 19, 2017, the Company submitted to NASDAQ the Company’s plan to regain compliance with the NASDAQ Listing Rule.  If it accepts the Company’s plan, NASDAQ can grant an exception of up to 180 calendar days from the due date of the Annual Report (which would be September 12, 2017) for the Company to regain compliance.  If NASDAQ does not accept the Company’s plan, then the Company will have the opportunity to appeal that decision to a NASDAQ Hearings Panel before any delisting occurs.

Item 7.01                                           Regulation FD Disclosure.

On May 19, 2017, the Company issued a press release announcing its receipt of the NASDAQ letter and its submission of its compliance plan to NASDAQ.  We have attached a copy of that press release as Exhibit 99.1 hereto.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

We incorporate by reference herein the Exhibit Index following the signature page to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

	By:	/s/ Paul Rainey
	Name:	Paul Rainey
	Title:	Chief Financial Officer
Date: May 19, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 19, 2017.